Exhibit 99.2

NEWS RELEASE

CINEDIGM CORP. ANNOUNCES NEW 10 MILLION SHARE STOCK REPURCHASE PROGRAM

3/1/2023

LOS ANGELES, March 1, 2023 /PRNewswire/ -- Cinedigm Corp. (NASDAQ: CIDM) (the "Company") today announced that the Company's Board of Directors has approved a stock repurchase program to purchase up to an aggregate of 10 million shares of its outstanding Class A common stock. Acquisitions pursuant to this stock repurchase program may be made through a combination of open market repurchases in compliance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, privately negotiated transactions, and/or other transactions at the Company's discretion. The stock repurchase program will expire on March 1, 2024, unless otherwise modified by the Board of Directors.

"This stock repurchase program, which is effective immediately, is a testimonial to the unwavering confidence the Board and Management of Cinedigm has in the future of the Company and the considerably undervalued price of our common stock," said Chris McGurk, Chairman and CEO of Cinedigm. "We are on a strategic path that will differentiate us from all others in our industry and produce sustained profitability and growth. We see this stock repurchase program as an exceptional investment opportunity that will further enhance the value of our Company in the years ahead."

The Company will issue a letter from the Chairman to shareholders that will include an expanded discussion of this program.

About Cinedigm

For over 20 years, Cinedigm (NASDAQ: CIDM) has led the digital transformation of the entertainment industry.

Today, Cinedigm entertains consumers around the globe by providing premium feature film and television series, enthusiast streaming channels and technology services to the world's largest media, retail, and technology companies. As a leader in the streaming industry, Cinedigm continues its legacy as an innovator through its adoption of next-generation technologies, such as artificial intelligence and machine learning, through its proprietary, highly scalable Matchpoint® technology platform. For more information, visit www.cinedigm.com.

Cinedigm uses, and will continue to use, its website, press releases, SEC filings, and various social media channels, including Twitter, LinkedIn, Facebook, StockTwits and the Company website as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases, SEC filings, and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases, SEC filings and on the social media channels identified above, as such information could be deemed to be material information.

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm oicials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings, or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties, and assumptions about Cinedigm, its technology, economic and market factors, and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance, and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For additional information: Press Contact:

The Lippin Group for Cinedigm

cinedigm@lippingroup.com

Investor Relations Contact:

Julie Milstead

Executive Director Investor Relations

investorrelations@cinedigm.com

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SOURCE Cinedigm Corp.